UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2021

Progress Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40027	85-3303412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Milk Street, 16th Floor

Boston, MA 02109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 401-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	PGRWU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	PGRW	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock for an exercise price of $11.50	PGRWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 8, 2021, Warren Schlichting resigned from his position as Chief Executive Officer of Progress Acquisition Corp. (the “Company”). Mr.Schlichting will remain as a director of the Company.

Effective September 8, 2021, David Arslanian, the Company’s President, was appointed as Chief Executive Officer of the Company. There is no arrangement or understanding between Mr. Arslanian and any other person pursuant to which he was named Chief Executive Officer of the Company.

Mr. Arslanian has served as the Company’s President since inception. Mr. Arslanian joined Progress Partners Inc., an investment bank and corporate advisory firm, in January 2018 as managing director. He has extensive experience in tech, finance, and strategic partnerships. Prior to this, Mr. Arslanian held many C-level operating roles with various emerging tech companies in financial services and marketing. Most recently, he was vice president of corporate development and strategic partnerships at Telaria, Inc. (NYSE: TLRA), a software platform that optimizes yield for leading video publishers, which merged with The Rubicon Project, Inc. in April 2020 and the entity was renamed Magnite (NYSE: MGNI). Mr. Arslanian is board member at Inanovate, Inc., a life sciences company that uses proprietary blood screening technology to develop reliable low-cost blood tests for improved cancer diagnosis. Mr. Arslanian was, from August 2010 to February 2011, Chief Operating Officer of Rovion, Inc. He is also a board member at innRoad, a software-as-a-service hotel management software solution. He received his MBA in Global Strategic Management from Babson College in 2006, and his B.A. in Economics from the University of Massachusetts Boston.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2021

PROGRESS ACQUISITION CORP.

By:	/s/ David Arslanian
Name: David Arslanian
Title: Chief Executive Officer and President